COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
Notes to Consolidated Financial Statements [Abstract]
Commitments and Contingencies

NOTE 15. COMMITMENTS AND CONTINGENCIES

LEGAL PROCEEDINGS

We accrue losses for a legal proceeding when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. However, the uncertainties inherent in legal proceedings make it difficult to estimate with reasonable certainty the costs and effects of resolving these matters. Accordingly, actual costs incurred may differ materially from amounts accrued, may exceed applicable insurance coverage and could materially adversely affect our business, cash flows, results of operations, financial condition and prospects. Unless otherwise indicated, we are unable to estimate reasonably possible losses in excess of any amounts accrued.

At December 31, 2015, Sempra Energy’s accrued liabilities for legal proceedings, including associated legal fees and costs of litigation, on a consolidated basis, were $49 million. At December 31, 2015, accrued liabilities for legal proceedings for SDG&E and SoCalGas were $26 million and $21 million, respectively. See discussion below for matters related to the Aliso Canyon natural gas leak

SDG&E

2007 Wildfire Litigation

In October 2007, San Diego County experienced several catastrophic wildfires. Reports issued by the California Department of Forestry and Fire Protection (Cal Fire) concluded that two of these fires (the Witch and Rice fires) were SDG&E “power line caused” and that a third fire (the Guejito fire) occurred when a wire securing a Cox Communications’ (Cox) fiber optic cable came into contact with an SDG&E power line “causing an arc and starting the fire.” A September 2008 staff report issued by the CPUC’s Consumer Protection and Safety Division, now known as the Safety and Enforcement Division, reached substantially the same conclusions as the Cal Fire reports, but also contended that the power lines involved in the Witch and Rice fires and the lashing wire involved in the Guejito fire were not properly designed, constructed and maintained.

Numerous parties sued SDG&E and Sempra Energy in San Diego County Superior Court seeking recovery of unspecified amounts of damages, including punitive damages, from the three fires. They asserted various bases for recovery, including inverse condemnation based upon a California Court of Appeal decision finding that another California investor-owned utility was subject to strict liability, without regard to foreseeability or negligence, for property damages resulting from a wildfire ignited by power lines. SDG&E has resolved almost all of these lawsuits. One case remains subject to a damages-only trial, where the value of any compensatory damages resulting from the fires will be determined. Two appeals are pending after judgment in the trial court. SDG&E does not expect additional plaintiffs to file lawsuits given the applicable statutes of limitation, but could receive additional settlement demands and damage estimates from the remaining plaintiff until the case is resolved. SDG&E establishes reserves for the wildfire litigation as information becomes available and amounts are estimable.

SDG&E has concluded that it is probable that it will be permitted to recover in rates a substantial portion of the costs incurred to resolve wildfire claims in excess of its liability insurance coverage and the amounts recovered from third parties. Accordingly, at December 31, 2015, Sempra Energy and SDG&E have recorded assets of $362 million in Other Regulatory Assets (long-term) on their Consolidated Balance Sheets, including $359 million related to CPUC-regulated operations, which represents the amount substantially equal to the aggregate amount it has paid and reserved for payment for the resolution of wildfire claims and related costs in excess of its liability insurance coverage and amounts recovered from third parties. On September 25, 2015, SDG&E filed an application with the CPUC seeking authority to recover these costs, as we discuss in Note 14. Should SDG&E conclude that recovery in rates is no longer probable, SDG&E will record a charge against earnings at the time such conclusion is reached. If SDG&E had concluded that the recovery of regulatory assets related to CPUC-regulated operations was no longer probable or was less than currently estimated at December 31, 2015, the resulting after-tax charge against earnings would have been up to approximately $213 million. A failure to obtain substantial or full recovery of these costs from customers, or any negative assessment of the likelihood of recovery, would likely have a material adverse effect on Sempra Energy’s and SDG&E’s results of operations and cash flows.

We provide additional information about excess wildfire claims cost recovery and related CPUC actions in Note 14 and discuss how we assess the probability of recovery of our regulatory assets in Note 1.

Smart Meters Patent Infringement Lawsuit

In October 2011, SDG&E was sued by a Texas design and manufacturing company in Federal District Court, Southern District of California, and later transferred to the Federal District Court, Western District of Oklahoma as part of Multi-District Litigation (MDL) proceedings, alleging that SDG&E’s recently installed smart meters infringed certain patents. The meters were purchased from a third party vendor that has agreed to defend and indemnify SDG&E. The lawsuit seeks injunctive relief and recovery of unspecified amounts of damages. The MDL court has finished ruling on pre-trial matters, and SDG&E expects that it will return the case to the Southern District of California.

Lawsuit Against Mitsubishi Heavy Industries, Ltd.

On July 18, 2013, SDG&E filed a lawsuit in the Superior Court of California in the County of San Diego against Mitsubishi Heavy Industries, Ltd., Mitsubishi Nuclear Energy Systems, Inc., and Mitsubishi Heavy Industries America, Inc. (collectively MHI). The lawsuit seeks to recover damages SDG&E has incurred and will incur related to the design defects in the steam generators MHI provided to the SONGS nuclear power plant. The lawsuit asserts a number of causes of action, including fraud, based on the representations MHI made about its qualifications and ability to design generators free from defects of the kind that resulted in the permanent shutdown of the plant and further seeks to set aside the contractual limitation of damages that MHI has asserted. On July 24, 2013, MHI removed the lawsuit to the United States District Court for the Southern District of California and on August 8, 2013, MHI moved to stay the proceeding pending resolution of the dispute resolution process involving MHI and Edison arising from their contract for the purchase and sale of the steam generators. On October 16, 2013, Edison initiated an arbitration proceeding against MHI seeking damages stemming from the failure of the replacement steam generators. In late December 2013, MHI answered and filed a counterclaim against Edison. On March 14, 2014, MHI’s motion to stay the United States District Court proceeding was granted with instructions that require the parties to allow SDG&E to participate in the ongoing Edison/MHI arbitration. As a result, SDG&E is now participating in the arbitration as a claimant and respondent. Arbitration hearings are scheduled to begin in early 2016. We expect a decision by the end of 2016.

Investment in Wind Farm

In 2011, the CPUC and FERC approved SDG&E’s estimated $285 million tax equity investment in a wind farm project and its purchase of renewable energy credits from that project. SDG&E’s contractual obligations to both invest in the Rim Rock wind farm and to purchase renewable energy credits from the wind farm under the power purchase agreement are subject to the satisfaction of certain conditions which, if not achieved, would allow SDG&E to terminate the power purchase agreement and not make the investment. In December 2013, SDG&E received a closing notice from the project developer indicating that all such conditions had been met. SDG&E responded to the closing notice asserting that the contractual conditions had not been satisfied. On December 19, 2013, SDG&E filed a complaint against the project developer in San Diego Superior Court, asking that the court determine that SDG&E is entitled to terminate both the investment contract and the power purchase agreement due to the project developer’s failure to satisfy certain conditions. The project developer filed a separate complaint against SDG&E in Montana state court asking that court to determine that SDG&E breached the investment contract and the power purchase agreement, and asking for several categories of relief, including requiring SDG&E to invest in the project, requiring SDG&E to continue performing under the power purchase agreement, and payment of damages.

On January 27, 2014, the Montana court ordered SDG&E to continue making payments under the power purchase agreement pending a hearing on the project developer’s preliminary injunction motion. On March 14, 2014, SDG&E notified the project developer that the investment agreement expired by its own terms because a closing had not occurred by that date. The project developer is disputing SDG&E’s position. On March 28, 2014, SDG&E filed an amended complaint against the project developer in San Diego seeking damages and declaratory relief that SDG&E was entitled to terminate the power purchase agreement and to permit the investment agreement to expire. On April 25, 2014, the Montana court granted the project developer’s preliminary injunction motion to prevent SDG&E from terminating the power purchase agreement on the grounds that the project developer would be irreparably harmed if the payments were not made while the parties’ respective rights were being determined in the litigation. The court did not rule on the merits of the parties’ claims. On July 18, 2014, the Montana Supreme Court determined that the parties’ contractual agreement to resolve any disputes in San Diego was mandatory, and ordered that the Montana action be dismissed. The San Diego court has scheduled a trial in May 2016. On February 11, 2016, SDG&E, the project developer and several of the project developer’s parent and affiliated entities entered into a conditional settlement agreement. Under the conditional settlement agreement, among other things, the parties agreed to terminate the tax equity investment arrangement, continue the power purchase agreement for the wind farm generation, and release all claims against each other. The conditional settlement agreement is not fully effective until approved by the CPUC.

Concluded Matter

In February 2011, opponents of the Sunrise Powerlink, a 500-kV electric transmission line between the Imperial Valley and the San Diego region that was energized and placed in service in June 2012, filed a lawsuit in Sacramento County Superior Court against the State Water Resources Control Board and SDG&E alleging that the water quality certification issued by the Board under the Federal Clean Water Act violated the California Environmental Quality Act. The Superior Court denied the plaintiffs’ petition in July 2012, and the plaintiffs appealed. On May 19, 2015 the California Court of Appeals affirmed the lower court’s decision and, on June 16, 2015, denied plaintiffs’ request for rehearing. Plaintiffs did not seek review by the California Supreme Court within the prescribed time, so the Court of Appeals decision is final.

SoCalGas

Aliso Canyon Natural Gas Storage Facility Gas Leak

In October 2015, SoCalGas discovered a leak at one of its injection and withdrawal wells, SS25, at its Aliso Canyon natural gas storage facility, located in the northern part of the San Fernando Valley in Los Angeles County. The Aliso Canyon facility, which has been operated by SoCalGas since 1972, is situated in the Santa Susana Mountains. SS25 is more than one mile away from and 1,200 feet above the closest homes. It is one of more than 100 injection and withdrawal wells at the storage facility.

Stopping the Leak and Mitigation Efforts. SoCalGas worked closely with several of the world’s leading experts to stop the leak, including planning and obtaining all necessary approvals for drilling relief wells. After discovering the leak, SoCalGas made seven unsuccessful attempts to plug SS25 by pumping fluids down the well shaft. In early December 2015, SoCalGas began drilling a relief well designed to stop the leak by plugging the well at its base. On February 11, 2016, SoCalGas began pumping heavy fluids through the relief well into SS25 near the base of the well, which controlled the flow of natural gas through the well and stopped the leak. In order to permanently seal the well and consistent with directives from the California Department of Conservation’s Division of Oil, Gas, and Geothermal Resources (DOGGR) and CPUC, SoCalGas then injected cement into SS25 at its base, and on February 18, 2016, the DOGGR confirmed that the well was permanently sealed.

SoCalGas has been providing temporary relocation support to residents in the nearby community who request it. In addition, SoCalGas has been providing air filtration and purification systems to those residents in the nearby community requesting them. On December 24, 2015, by stipulation and court order, SoCalGas agreed to implement a formal plan for assisting residents in the nearby community to temporarily relocate, as well as to pay for additional overtime and costs associated with extra Los Angeles Police Department security patrols, among other things. Pursuant to the order, SoCalGas also worked with representatives from the Los Angeles City Attorney’s office to establish a mediation process to resolve disputes between individuals requesting temporary relocation or other services under this plan and SoCalGas. As a result of receiving the confirmation from DOGGR that the SS25 well was permanently sealed, SoCalGas started winding down its temporary relocation support. Subject to certain exceptions, the period for temporary relocation support to residents who temporarily relocated to short-term housing, such as hotels, concluded on February 25, 2016. This deadline has been challenged and is subject to a recent court order extending such period for an additional 22 days for certain residents. SoCalGas has appealed this order extending the support period. Additionally, residents who have been placed in rental housing will have through the agreed term of their leases to return home. In addition, SoCalGas also intends to mitigate the GHG emissions from the actual natural gas released.

The total costs incurred to remediate and stop the leak and to mitigate environmental and local community impacts will be significant, and to the extent not covered by insurance, or if there were to be significant delays in receiving insurance recoveries, such costs could have a material adverse effect on SoCalGas’ and Sempra Energy’s cash flows, financial condition and results of operations.

Governmental Investigations and Civil and Criminal Litigation. Various governmental agencies, including the DOGGR, Los Angeles County Department of Public Health (LA County DPH), South Coast Air Quality Management District (SCAQMD), California Air Resources Board (CARB), CPUC, U.S. Environmental Protection Agency, Los Angeles District Attorney’s Office and California Attorney General’s Office, are investigating this incident. On January 25, 2016, the DOGGR and CPUC selected Blade Energy Partners to conduct an independent analysis under their supervision and to be funded by SoCalGas to investigate the technical root cause of the Aliso Canyon leak. SoCalGas has been working in close cooperation with these agencies.

As of February 24, 2016, 83 lawsuits have been filed (81 in Los Angeles County Superior Court and 2 in San Diego County Superior Court) against SoCalGas, some of which have also named Sempra Energy, and, in derivative claims on behalf of Sempra Energy and SoCalGas, certain officers and directors of Sempra Energy and SoCalGas. These various lawsuits assert causes of action for negligence, strict liability, property damage, fraud, nuisance, trespass, and breach of fiduciary duties, among other things, and additional litigation may be filed against us in the future related to this incident. Many of these complaints seek class action status, compensatory and punitive damages, injunctive relief, and attorneys’ fees. The Los Angeles City Attorney and Los Angeles County Counsel have also filed a complaint on behalf of the people of the State of California against SoCalGas for public nuisance and violation of the California Unfair Competition Law. The California Attorney General, acting in her independent capacity and on behalf of the people of the State of California and the CARB, joined this lawsuit. The complaint, as amended to include the California Attorney General, adds allegations of violations of California Health and Safety Code sections 41700, prohibiting discharge of air contaminants that cause annoyance to the public, and 25510, requiring reporting of the release of hazardous material, as well as California Government Code section 12607 for equitable relief for the protection of natural resources. The complaint seeks an order for injunctive relief, to abate the public nuisance, and to impose civil penalties. The SCAQMD also filed a complaint against SoCalGas seeking civil penalties for alleged violations of several nuisance-related statutory provisions arising from the leak and delays in stopping the leak. That suit seeks up to $250,000 in civil penalties for each day the violations occurred.

On February 2, 2016, the Los Angeles District Attorney’s Office filed a misdemeanor criminal complaint against SoCalGas seeking penalties for alleged failure to provide timely notice of the leak pursuant to California Health and Safety Code section 25510(a), Los Angeles County Code section 12.56.030, and Title 19 California Code of Regulations section 2703(a), and for violating California Health and Safety Code section 41700 prohibiting discharge of air contaminants that cause annoyance to the public.

All of these complaints are being reviewed by SoCalGas and outside legal counsel. The costs of defending against these civil and criminal lawsuits and cooperating with these investigations, and any damages and civil and criminal fines and other penalties, if awarded or imposed, could be significant and to the extent not covered by insurance, or if there were to be significant delays in receiving insurance recoveries, could have a material adverse effect on SoCalGas’ and Sempra Energy’s cash flows, financial condition and results of operations.

Governmental Orders, Additional Regulation and Reliability. On January 6, 2016, the Governor of the State of California issued the Governor’s Order proclaiming a state of emergency to exist in Los Angeles County due to the natural gas leak at the Aliso Canyon facility. The Governor’s Order implements the following orders, among other things:

  Stopping the Leak: The Governor’s Order directs: subject to reliability restrictions, the CPUC and California Energy Commission to take all actions necessary to ensure that SoCalGas maximizes daily withdrawals of natural gas from the Aliso Canyon storage facility for use or storage elsewhere; the DOGGR to direct SoCalGas to take any and all viable and safe actions to capture leaking gas and odorants while relief wells are being completed; and the DOGGR to require SoCalGas to identify how it will stop the gas leak if relief wells fail to seal the leaking well, or if the existing leak worsens.
  Protecting Public Health and Safety: State agencies will: continue the prohibition against SoCalGas injecting any gas into the Aliso Canyon storage facility until a comprehensive review, utilizing independent experts, of the safety of the storage wells and the air quality of the surrounding community is completed; expand real-time monitoring of emissions in the surrounding community; convene an independent panel of scientific and medical experts to review public health concerns stemming from the natural gas leak and evaluate whether additional measures are needed to protect public health; and take all actions necessary to ensure the continued reliability of natural gas and electricity supplies in the coming months during the moratorium on gas injections into the Aliso Canyon storage facility.
  Ensuring Accountability: The CPUC will ensure that SoCalGas covers costs related to the natural gas leak and its response, while protecting ratepayers; and CARB will develop a program to fully mitigate the leak’s emissions of methane by March 31, 2016, with such program to be funded by SoCalGas.
  Strengthening Oversight: The DOGGR will promulgate emergency regulations for gas storage facility operators throughout the state, requiring: at least daily inspection of gas storage well heads using gas leak detection technology such as infrared imaging; ongoing verification of the mechanical integrity of all gas storage wells; ongoing measurement of annular gas pressure or annular gas flow within wells; regular testing of all safety valves used in wells; minimum and maximum pressure limits for each gas storage facility in the state; and a comprehensive risk management plan for each facility that evaluates and prepares for risks, including corrosion potential of pipes and equipment. Additionally, the DOGGR, the CPUC, the CARB and the California Energy Commission will submit to the Governor’s Office a report that assesses the long-term viability of natural gas storage facilities in California.

As described above, SoCalGas is addressing a number of the actions required by the Governor’s Order, while at the same time continuing to reliably supply natural gas to its customers. In addition, SoCalGas continues to work in close cooperation with the Governor’s Office and the state agencies described in the Order.

During the month of January 2016, the Hearing Board of the SCAQMD conducted public hearings on a stipulated abatement order regarding the Aliso Canyon leak. On January 23, 2016, the Hearing Board ordered SoCalGas to, among other things: stop all injections of natural gas except as directed by the CPUC, withdraw the maximum amount of natural gas feasible in a contained and safe manner, subject to orders of the CPUC, and permanently seal the well once the leak has ceased; continuously monitor the well site with infrared cameras until 30 days after the leak has ceased; provide the public with daily air monitoring data collected by SoCalGas; provide the SCAQMD with certain natural gas injection, withdrawal and emissions data from the Aliso Canyon facility; prepare and submit to the SCAQMD for its approval an enhanced leak detection and reporting well inspection program for the Aliso Canyon facility; provide the SCAQMD with funding to develop a continuous air monitoring plan for the Aliso Canyon facility and the nearby schools and community; prepare and submit to the SCAQMD for its approval an air quality notification plan to provide notice to SCAQMD, other public agencies and the nearby community in the event of a future reportable release; and provide the SCAQMD with funding to conduct an independent health study on the potential impacts of exposure to the constituents of the natural gas released from the facility as well as any odor suppressants used to mitigate odors from the leaking well. Additional hearings in the state legislature as well as with various other regulatory agencies have been or are expected to be scheduled, additional legislation has been proposed in the state legislature, and additional laws, orders, rules and regulations may be adopted.

SoCalGas estimates that approximately 57 Bcf of natural gas has been delivered to customers or moved to other gas storage facilities from an initial starting point of approximately 77 Bcf of gas in storage on October 23, 2015 at the Aliso Canyon facility. The CPUC has directed SoCalGas to maintain a minimum of 15 Bcf of working natural gas to help ensure reliability of the system through the spring and summer months, and based upon the CARB estimates of lost gas, the facility is approximately at this level. As a result and consistent with the order issued by the Hearing Board of the SCAQMD as described above, SoCalGas is no longer withdrawing gas from this facility. SoCalGas will conduct a measurement of natural gas lost from the leak and will provide that information to the relevant regulatory bodies.

Natural gas withdrawn from storage is important for ensuring service reliability during peak demand periods, including heating needs in the winter, as well as peak electric generation needs in the summer. Aliso Canyon, with a storage capacity of 86 Bcf, is the largest storage facility and an important element of SoCalGas’ delivery system, serving millions of homes and businesses across Southern California. Aliso Canyon represents 63 percent of SoCalGas’ owned natural gas storage capacity. SoCalGas has not injected natural gas into Aliso Canyon since October 25, 2015, and in accordance with the Governor’s Order and subject to contrary CPUC reliability-based direction, SoCalGas will continue this moratorium on further injections until the completion of a review, utilizing independent experts, of the safety of each of the storage wells and air quality in the surrounding communities and an evaluation by an independent panel of scientific and medical experts on whether additional measures are needed to protect public health. We are also currently reviewing the recently released DOGGR safety review requirements associated with returning Aliso Canyon to an active injection/withdrawal status. In addition, effective February 5, 2016, the DOGGR amended the California Code of Regulations to require all underground natural gas storage facility operators, including SoCalGas, to take further steps to help ensure the safety of their gas storage operations. If this facility were to be taken out of service for any meaningful period of time, it could result in an impairment of the Aliso Canyon facility and significantly higher than expected operating costs and/or additional capital expenditures, and natural gas reliability and electric generation could be jeopardized. At December 31, 2015, the Aliso Canyon facility has a net book value of $243 million, excluding $162 million of construction work in progress for the project to construct a new compression station. Any significant impairment of this asset could have a material adverse effect on SoCalGas’ and Sempra Energy’s results of operations for the period in which it is recorded. Higher operating costs and additional capital expenditures incurred by SoCalGas may not be recoverable in customer rates, and SoCalGas’ and Sempra Energy’s results of operations, cash flows and financial condition may be materially adversely affected.

Cost Estimates and Accounting Impact. At December 31, 2015, SoCalGas recorded estimated costs of $330 million related to the leak. Of these amounts, approximately 70 percent is for the temporary relocation program and approximately 20 percent is for attempts to control the well, stop the leak, and stop or reduce the emissions. The remaining amount includes estimates for the value of lost gas, costs to mitigate the GHG emissions from the actual natural gas released, and other costs. The $330 million represents management’s best estimate of costs related to the leak. Of these costs, certain amounts have been paid and $274 million is recorded as Reserve for Aliso Canyon Costs at December 31, 2015 on SoCalGas’ and Sempra Energy’s Consolidated Balance Sheets for amounts expected to be paid in 2016. We will refine this estimate as further information becomes available, primarily from relocation companies who are administering the temporary relocation program. SoCalGas’ estimate of temporary relocation costs was primarily determined considering the current experience of temporary relocations. The remainder of the reserve was estimated primarily based on the rate of cost accumulation and duration of the leak. Any significant differences in actual costs incurred will impact these estimates. In addition, the period for temporary relocation support to residents who temporarily relocated to short-term housing, such as hotels, concluded on February 25, 2016. This deadline has been challenged and is subject to a recent court order extending such period for an additional 22 days for certain residents. SoCalGas has appealed this order extending the support period. Any increased costs related to such extension are not included in these estimates.

At December 31, 2015, we recorded the expected recovery of the costs described in the immediately preceding paragraph related to the leak (less insurance retentions) of $325 million as Insurance Receivable for Aliso Canyon Costs on SoCalGas’ and Sempra Energy’s Consolidated Balance Sheets. If we were to conclude that this receivable or a portion of it was no longer probable of recovery from insurers, some or all of this receivable may be charged against earnings.

The above amounts do not include any damage awards, any civil or criminal fines and other penalties that may be imposed, or associated legal costs, as it is not possible to predict the outcome of any criminal or civil proceeding or any administrative action in which such damage awards or civil or criminal fines or other penalties could be imposed, and any such amounts, if awarded or imposed, cannot be estimated at this time.

Insurance. We have at least four kinds of insurance policies that provide in excess of $1 billion in insurance coverage. We cannot predict all of the potential categories of costs or the total amount of costs that we may incur as a result of the leak. In reviewing each of our policies, and subject to various policy limits, exclusions and conditions, based upon what we know as of the filing date of this report, we believe that our insurance policies collectively should cover the following categories of costs: the costs incurred for temporary relocation, costs to address the leak and stop or reduce emissions, the value of lost natural gas and estimated costs to mitigate the GHG emissions from the actual natural gas released, the costs associated with litigation and claims by nearby residents and businesses, and, in some circumstances depending on their nature and manner of assessment, fines and penalties. We have been communicating with our insurance carriers and intend to pursue the full extent of our insurance coverage. There can be no assurance that we will be successful in obtaining insurance coverage for these costs under the applicable policies, and to the extent we are not successful, it could result in a material charge against earnings.

Other

SoCalGas, along with Monsanto Co., Solutia, Inc., Pharmacia Corp. and Pfizer, Inc., are defendants in seven Los Angeles County Superior Court lawsuits filed beginning in April 2011 seeking recovery of unspecified amounts of damages, including punitive damages, as a result of plaintiffs’ exposure to PCBs (polychlorinated biphenyls). The lawsuits allege plaintiffs were exposed to PCBs not only through the food chain and other various sources but from PCB-contaminated natural gas pipelines owned and operated by SoCalGas. This contamination allegedly caused plaintiffs to develop cancer and other serious illnesses. Plaintiffs assert various bases for recovery, including negligence and products liability. SoCalGas has settled six of the seven lawsuits for an amount that is not significant.

Sempra Mexico

Permit Challenges and Property Disputes

Sempra Mexico has been engaged in a long-running land dispute relating to property adjacent to its Energía Costa Azul LNG terminal near Ensenada, Mexico. Ownership of the adjacent property is not required by any of the environmental or other regulatory permits issued for the operation of the terminal. A claimant to the adjacent property has nonetheless asserted that his health and safety are endangered by the operation of the facility, and filed an action in the Federal Court challenging the permits. In February 2011, based on a complaint by the claimant, the municipality of Ensenada opened an administrative proceeding and sought to temporarily close the terminal based on claims of irregularities in municipal permits issued six years earlier. This attempt was promptly countermanded by Mexican federal and Baja California state authorities. No terminal permits or operations were affected as a result of these proceedings or events and the terminal has continued to operate normally. In the second quarter of 2014, the municipality of Ensenada dismissed the administrative proceeding. In the second quarter of 2015, the Administrative Court of Baja California confirmed the municipality of Ensenada’s ruling and dismissed the proceeding. Sempra Mexico expects additional Mexican court proceedings and governmental actions regarding the claimant’s assertions as to whether the terminal’s permits should be modified or revoked in any manner.

The claimant also filed complaints in the federal Agrarian Court challenging the refusal of the Secretaría de la Reforma Agraria (now the Secretaría de Desarrollo Agrario, Territorial y Urbano, or SEDATU) in 2006 to issue a title to him for the disputed property. In November 2013, the Agrarian Court ordered that SEDATU issue the requested title and cause it to be registered. Both SEDATU and Sempra Mexico challenged the ruling, due to lack of notification of the underlying process. In November 2015, the Agrarian Court denied Sempra Mexico’s challenge, but the ruling does not affect any property rights. Another appeal filed by SEDATU is pending. Sempra Mexico expects additional proceedings regarding the claims, although such proceedings are not related to the permit challenges referenced above.

The property claimant also filed a lawsuit in July 2010 against Sempra Energy in Federal District Court in San Diego seeking compensatory and punitive damages as well as the earnings from the Energía Costa Azul LNG terminal based on his allegations that he was wrongfully evicted from the adjacent property and that he has been harmed by other allegedly improper actions. In September 2015, the Court granted Sempra Energy’s motion for summary judgment and closed the case. In October 2015, the claimant filed a notice of appeal of the summary judgment and an earlier order dismissing certain of his causes of action.

Additionally, several administrative challenges are pending in Mexico before the Mexican environmental protection agency (SEMARNAT) and the Federal Tax and Administrative Courts seeking revocation of the environmental impact authorization (EIA) issued to Energía Costa Azul in 2003. These cases generally allege that the conditions and mitigation measures in the EIA are inadequate and challenge findings that the activities of the terminal are consistent with regional development guidelines. The Mexican Supreme Court decided to exercise jurisdiction over one such case, and in March 2014, issued a resolution denying the relief sought by the plaintiff on the grounds its action was not timely presented. A similar administrative challenge seeking to revoke the port concession for our marine operations at our Energía Costa Azul LNG terminal was filed with and rejected by the Mexican Communications and Transportation Ministry. In April 2015, the Federal court confirmed the Mexican Communications and Transportation Ministry’s ruling denying the request to revoke the port concession and decided in favor of Energía Costa Azul.

Two real property cases have been filed against Energía Costa Azul in which the plaintiffs seek to annul the recorded property titles for parcels on which the Energía Costa Azul LNG terminal is situated and to obtain possession of different parcels that allegedly sit in the same place; one of these cases was dismissed in September 2013 at the direction of the state appellate court. A third complaint was served in April 2013 seeking to invalidate the contract by which Energía Costa Azul purchased another of the terminal parcels, on the grounds the purchase price was unfair. Sempra Mexico expects further proceedings on the remaining two matters.

Sempra Natural Gas

Since April 2012, a total of 14 lawsuits have been filed against Mobile Gas in Mobile County Circuit Court alleging that in the first half of 2008 Mobile Gas spilled tert-butyl mercaptan, an odorant added to natural gas for safety reasons, in Eight Mile, Alabama. Eleven of the lawsuits have been settled. The remaining three lawsuits, which include approximately 250 individual plaintiffs, allege nuisance, fraud and negligence causes of action, and seek unspecified compensatory and punitive damages.

Concluded Matter

Liberty Gas Storage, LLC (Liberty) received a demand for arbitration from Williams Midstream Natural Gas Liquids, Inc. (Williams) in February 2011 related to a sublease agreement. Williams alleged that Liberty was negligent in its attempt to convert certain salt caverns to natural gas storage. In August 2015, the parties settled this matter for an immaterial amount.

Other Litigation

Sempra Energy holds a noncontrolling interest in RBS Sempra Commodities LLP (RBS Sempra Commodities), a limited liability partnership in the process of being liquidated. The Royal Bank of Scotland plc (RBS), our partner in the joint venture, was notified by the United Kingdom’s Revenue and Customs Department (HMRC) that it was investigating value-added tax (VAT) refund claims made by various businesses in connection with the purchase and sale of carbon credit allowances. HMRC advised RBS that it had determined that it had grounds to deny such claims by RBS related to transactions by RBS Sempra Energy Europe (RBS SEE), a former indirect subsidiary of RBS Sempra Commodities that was sold to JP Morgan. HMRC asserted that RBS was not entitled to reduce its VAT liability by VAT paid during 2009 because RBS knew or should have known that certain vendors in the trading chain did not remit their own VAT to HMRC. In September 2012, HMRC issued a protective assessment of £86 million for the VAT paid in connection with these transactions. In October 2014, RBS filed a Notice of Appeal of the September 2012 assessment with the First-tier Tribunal. As a condition of the appeal, RBS was required to pay the assessed amount. The payment also stops the accrual of interest that could arise should it ultimately be determined that RBS has a liability for some of the tax. RBS has asserted that HMRC’s assessment was time-barred. A preliminary hearing is scheduled for September 19 to 21, 2016. In June 2015, liquidators for three companies that engaged in carbon credit trading via chains that included a company that RBS SEE traded with directly filed a claim in the High Court of Justice against RBS and RBS Sempra Commodities alleging that RBS Sempra Commodities’ and RBS SEE’s participation in transactions involving the sale and purchase of carbon credits resulted in the companies’ incurring VAT liability they were unable to pay. In October 2015, the liquidators’ counsel filed an amended claim adding seven additional trading companies to the claim and asserting damages of £156 million for all 10 companies. Additionally, the claimants dropped RBS Sempra Commodities LLP as a defendant, adding the successor to RBS SEE and JP Morgan, Mercuria Energy Europe Trading Limited (Mercuria), in its stead. JP Morgan has notified us that Mercuria has sought indemnity for the claim, and JP Morgan has in turn sought indemnity from us. Our remaining balance in RBS Sempra Commodities is accounted for under the equity method. The investment balance of $67 million at December 31, 2015 reflects remaining distributions expected to be received from the partnership as it is liquidated. The timing and amount of distributions may be impacted by these matters. We discuss RBS Sempra Commodities further in Note 4.

In August 2007, the U.S. Court of Appeals for the Ninth Circuit issued a decision reversing and remanding certain FERC orders declining to provide refunds regarding short-term bilateral sales up to one month in the Pacific Northwest for the January 2000 to June 2001 time period. In December 2010, the FERC approved a comprehensive settlement previously reached by Sempra Energy and RBS Sempra Commodities with the State of California. The settlement resolved all issues with regard to sales between the California Department of Water Resources and Sempra Commodities in the Pacific Northwest, but potential claims may exist regarding sales in the Pacific Northwest between Sempra Commodities and other parties. The FERC is in the process of addressing these potential claims on remand. Pursuant to the agreements related to the formation of RBS Sempra Commodities, we have indemnified RBS should the liability from the final resolution of these matters be greater than the reserves related to Sempra Commodities. Pursuant to our agreement with the Noble Group Ltd., one of the buyers of RBS Sempra Commodities’ businesses, we have also indemnified Noble Americas Gas & Power Corp. and its affiliates for all losses incurred by such parties resulting from these proceedings as related to Sempra Commodities.

We are also defendants in ordinary routine litigation incidental to our businesses, including personal injury, employment litigation, product liability, property damage and other claims. Juries have demonstrated an increasing willingness to grant large awards, including punitive damages, in these types of cases.

CONTRACTUAL COMMITMENTS

Natural Gas Contracts

SoCalGas has the responsibility for procuring natural gas for both SDG&E’s and SoCalGas’ core customers in a combined portfolio. SoCalGas buys natural gas under short-term and long-term contracts for this portfolio. Purchases are from various producing regions in the southwestern U.S., U.S. Rockies, and Canada and are primarily based on published monthly bid-week indices.

SoCalGas transports natural gas primarily under long-term firm interstate pipeline capacity agreements that provide for annual reservation charges, which are recovered in rates. SoCalGas has commitments with interstate pipeline companies for firm pipeline capacity under contracts that expire at various dates through 2031.

Sempra Natural Gas’ and Sempra Mexico’s businesses have various capacity agreements for natural gas storage and transportation. In addition, Sempra Mexico has a natural gas purchase agreement to fuel a natural gas-fired power plant.

Sempra Natural Gas has an agreement for capacity on the Rockies Express pipeline through November 2019. The capacity costs are offset by revenues from releases of the capacity contracted to third parties. Certain capacity release commitments have concluded, and contracting activity related to that capacity has not been sufficient to offset all of our capacity payments to Rockies Express. Sempra Natural Gas’ obligation to Rockies Express for future capacity payments is expected to exceed revenues generated from capacity released to others by $13 million in 2016, $14 million in 2017, $34 million in 2018, and $67 million in 2019.

At December 31, 2015, the future minimum payments under existing natural gas contracts and natural gas storage and transportation contracts were

FUTURE MINIMUM PAYMENTS – SEMPRA ENERGY CONSOLIDATED
(Dollars in millions)
	Storage and
	transportation	Natural gas(1)	Total(1)
2016	$258	$100	$358
2017	243	102	345
2018	217	85	302
2019	150	5	155
2020	46	5	51
Thereafter	186	13	199
Total minimum payments	$1,100	$310	$1,410
(1)	Excludes amounts related to LNG purchase agreements discussed below.

FUTURE MINIMUM PAYMENTS – SOCALGAS
(Dollars in millions)
	Transportation	Natural gas		Total
2016	$127	$	―	$127
2017	114		1	115
2018	92		1	93
2019	48		1	49
2020	23		1	24
Thereafter	105		―	105
Total minimum payments	$509		$4	$513

Total payments under natural gas contracts and natural gas storage and transportation contracts as well as payments to meet additional portfolio needs at Sempra Energy Consolidated and SoCalGas were:

PAYMENTS UNDER NATURAL GAS CONTRACTS
(Dollars in millions)
	Years ended December 31,
	2015	2014	2013
Sempra Energy Consolidated	$1,200	$1,984	$1,680
SoCalGas	975	1,735	1,464

LNG Purchase Agreement

Sempra Natural Gas has a purchase agreement for the supply of LNG to the Energía Costa Azul terminal. The agreement is priced using a predetermined formula based on forward prices of the index applicable to each contract from 2016 to 2025 and an estimated one percent escalation per year beyond 2025 through contract termination in 2029. Although this contract specifies a number of cargoes to be delivered, under its terms, the customer may divert certain cargoes, which would reduce amounts paid under the contracts by Sempra Natural Gas. At December 31, 2015, the following LNG commitment amounts are based on the assumption that all cargoes, less those already confirmed to be diverted, under the contract are delivered:

LNG COMMITMENT AMOUNTS
(Dollars in millions)
2016	$330
2017	432
2018	456
2019	487
2020	534
Thereafter	5,524
Total	$7,763

Actual LNG purchases in 2015, 2014 and 2013 have been significantly lower than the maximum amount required under the agreement due to the customer electing to divert most cargoes as allowed by the agreement.

Purchased-Power Contracts

For 2016, SDG&E expects to meet its customer power requirements from the following resource types:

  Long-term contracts: 38 percent (of which 33 percent is provided by renewable energy contracts expiring on various dates through 2041)
  Other SDG&E-owned generation and tolling contracts (including OMEC): 56 percent
  Spot market purchases: 6 percent

Chilquinta Energía and Luz del Sur also have purchased-power contracts, expiring on various dates extending through 2031, which cover most of the consumption needs of the companies’ customers. These commitments are included under Sempra Energy Consolidated in the table below.

At December 31, 2015, the estimated future minimum payments under long-term purchased-power contracts were:

FUTURE MINIMUM PAYMENTS – PURCHASED-POWER CONTRACTS
(Dollars in millions)
	Sempra
	Energy
	Consolidated	SDG&E
2016	$741	$521
2017	726	504
2018	781	502
2019	776	493
2020	720	430
Thereafter	7,169	6,071
Total minimum payments(1)	$10,913	$8,521
(1)	Excludes purchase agreements accounted for as capital leases and amounts related to Otay Mesa VIE, as it is consolidated by Sempra Energy and SDG&E.

Payments on these contracts represent capacity charges and minimum energy purchases. SDG&E, Chilquinta Energía and Luz del Sur are required to pay additional amounts for actual purchases of energy that exceed the minimum energy commitments. Excluding DWR-allocated contracts at SDG&E, total payments under purchased-power contracts were:

PAYMENTS UNDER PURCHASED-POWER CONTRACTS
(Dollars in millions)
	Years ended December 31,
	2015	2014	2013
Sempra Energy Consolidated	$1,573	$1,574	$1,377
SDG&E(1)	715	710	570
(1)	Excludes DWR-allocated contracts. Under an operating agreement with the DWR that expired at the end of 2013, SDG&E acted as a limited agent on behalf of the DWR in the administration of energy contracts, including natural gas procurement functions under the DWR contracts allocated to SDG&E's customers. The commodity costs associated with these contracts are not included in SDG&E's or Sempra Energy's Consolidated Statements of Operations.

Operating Leases

Sempra Energy Consolidated, SDG&E and SoCalGas have operating leases on real and personal property expiring at various dates from 2016 through 2054. Certain leases on office facilities contain escalation clauses requiring annual increases in rent ranging from two percent to five percent at Sempra Energy Consolidated, SDG&E and SoCalGas. The rentals payable under these leases may increase by a fixed amount each year or by a percentage of a base year, and most leases contain extension options that we could exercise.

The California Utilities have an operating lease agreement for future acquisitions of fleet vehicles with an aggregate maximum lease limit of $150 million, $111 million of which has been utilized as of December 31, 2015.

Rent expense for operating leases is as follows:

RENT EXPENSE – OPERATING LEASES
(Dollars in millions)
	Years ended December 31,
	2015	2014	2013
Sempra Energy Consolidated	$78	$78	$81
SDG&E	27	26	23
SoCalGas	39	38	31

At December 31, 2015, the minimum rental commitments payable in future years under all noncancelable operating leases were as follows:

FUTURE MINIMUM PAYMENTS – OPERATING LEASES
(Dollars in millions)
	Sempra
	Energy
	Consolidated	SDG&E	SoCalGas
2016	$71	$25	$38
2017	71	25	39
2018	63	19	36
2019	57	18	33
2020	50	16	28
Thereafter	283	70	131
Total future minimum rental commitments	$595	$173	$305

Capital Leases

Power Purchase Agreements

SDG&E has four power purchase agreements with peaker plant facilities, one of which went into commercial operation in 2015. All four are accounted for as capital leases. At December 31, 2015, capital lease obligations for these leases, three with a 25-year term and one with a 9-year term, were valued at $243 million.

In the first quarter of 2015, SDG&E entered into a CPUC-approved 25-year power purchase agreement with a peaker plant facility that is currently under construction. Beginning with the initial delivery of the contracted power, scheduled in June 2017, the power purchase agreement will be accounted for as a capital lease.

The entities that own the peaker plant facilities are VIEs of which SDG&E is not the primary beneficiary. SDG&E does not have any additional implicit or explicit financial responsibility related to these VIEs.

At December 31, 2015, the future minimum lease payments and present value of the net minimum lease payments under these capital leases for both Sempra Energy Consolidated and SDG&E were as follows:

FUTURE MINIMUM PAYMENTS – POWER PURCHASE AGREEMENTS
(Dollars in millions)
2016	$39
2017	77
2018	104
2019	104
2020	104
Thereafter	1,910
Total minimum lease payments(1)	2,338
Less: estimated executory costs	(523)
Less: interest(2)	(1,072)
Present value of net minimum lease payments(3)	$743
(1)	This amount will be recorded over the lives of the leases as Cost of Electric Fuel and Purchased Power on Sempra Energy’s and SDG&E’s Consolidated Statements of Operations. This expense will receive ratemaking treatment consistent with purchased-power costs, which are recovered in rates.
(2)	Amount necessary to reduce net minimum lease payments to present value at the inception of the leases.
(3)	Includes $4 million in Current Portion of Long-Term Debt and $239 million in Long-Term Debt on Sempra Energy’s and SDG&E’s Consolidated Balance Sheets at December 31, 2015. Of the present value of net minimum lease payments, $500 million will be recorded as a capital lease obligation when construction of the peaker plant facility is completed and delivery of contracted power commences, which is scheduled to occur in June 2017.

The annual amortization charge for the power purchase agreements was $4 million in 2015, $3 million in 2014 and $2 million in 2013.

Headquarters Build-to-Suit Lease

Sempra Energy has a 25-year, build-to-suit lease for its new San Diego, California, headquarters. We began occupying the building in the second half of 2015, concurrent with the termination of the prior headquarters lease. As a result of our involvement during and after the construction period, we have recorded the related assets and financing liability for construction costs incurred under this build-to-suit leasing arrangement.

The building is being depreciated on a straight-line basis over its estimated useful life and the associated lease payments are allocated between interest expense and amortization of the financing obligation over the lease period. Further, a portion of the lease payments pertain to the lease of the underlying land and are recorded as rental expense. The balance of the financing obligation, representing the net present value of the future minimum lease payments on the building, is $136 million at December 31, 2015.

At December 31, 2015, the future minimum lease payments on the lease are as follows:

FUTURE MINIMUM PAYMENTS – BUILD-TO-SUIT LEASE
(Dollars in millions)
2016	$10
2017	10
2018	10
2019	10
2020	11
Thereafter	256
Total minimum lease payments	$307

Other Capital Leases

The California Utilities entered into agreements in 2009 and 2010 to refinance existing fleet vehicles. These capital leases concluded during 2015.

The California Utilities entered into new capital leases during 2015 for additional fleet vehicles. At December 31, 2015, the related capital lease obligations were $1 million each at SDG&E and SoCalGas, payable in 2016.

Sempra South American Utilities entered into new capital leases for fleet vehicles and other assets during 2015. At December 31, 2015, capital lease obligations for these leases were $6 million.

At December 31, 2015, the future minimum lease payments under these capital leases for Sempra Energy Consolidated were $4 million in 2016, $2 million in 2017, $1 million in 2018, none in 2019 and 2020 and $8 million thereafter. The net present value of the minimum lease payments is $8 million at December 31, 2015.

The annual depreciation charge for the fleet vehicles and other assets during 2015, 2014 and 2013 was $4 million, $4 million and $7 million, respectively, at Sempra Energy Consolidated, including $2 million, $2 million and $4 million, respectively, at SDG&E and $2 million, $2 million and $3 million, respectively, at SoCalGas.

Construction and Development Projects

Sempra Energy Consolidated has various capital projects in progress in the United States, Mexico and South America. Sempra Energy’s total commitments under these projects are approximately $1.3 billion, requiring future payments of $1.2 billion in 2016, $53 million in 2017, $12 million in 2018, $17 million in 2019, $5 million in 2020 and $10 million thereafter. The following is a summary by segment of contractual commitments and contingencies related to such projects.

SDG&E

At December 31, 2015, SDG&E has commitments to make future payments of $157 million for construction projects that include

  $61 million for the engineering, material procurement and construction costs primarily associated with the San Luis Rey Synchronous Condenser and Bay Boulevard Substation relocation projects;
  $18 million related to nuclear fuel fabrication and other construction projects at SONGS; and
  $78 million for infrastructure improvements for natural gas and electric transmission and distribution operations.

SDG&E expects future payments under these contractual commitments to be $67 million in 2016, $46 million in 2017, $12 million in 2018, $17 million in 2019, $5 million in 2020 and $10 million thereafter.

SoCalGas

At December 31, 2015, SoCalGas has commitments to make future payments of $18 million for construction and infrastructure improvements for transmission and distribution operations. The future payments under these contractual commitments are expected to be $11 million in 2016 and $7 million in 2017.

Sempra Mexico

At December 31, 2015, Sempra Mexico has commitments to make future payments of $264 million for contracts related to the construction of various natural gas pipeline projects. The future payments under these contractual commitments are all expected to be made in 2016.

Sempra Renewables

At December 31, 2015, Sempra Renewables has commitments to make future payments of $754 million for contracts related to the construction of renewable energy projects. The future payments under these contractual commitments are all expected to be made in 2016.

Sempra Natural Gas

At December 31, 2015, Sempra Natural Gas has commitments to make future payments of $56 million primarily for natural gas transportation projects. The future payments under these contractual commitments are all expected to be made in 2016.

OTHER COMMITMENTS

SDG&E

In connection with the completion of the Sunrise Powerlink project in 2012, the CPUC required that SDG&E establish a fire mitigation fund to minimize the risk of fire as well as reduce the potential wildfire impact on residences and structures near the Sunrise Powerlink. The future payments for these contractual commitments are expected to be approximately $3 million per year, subject to escalation of 2 percent per year, for a remaining 54-year period. At December 31, 2015, the present value of these future payments of $117 million has been recorded as a regulatory asset as the amounts represent a cost that is expected to be recovered from customers in the future, and the related liability was $117 million.

In July 2012, SDG&E received $85 million from Citizens Sunrise Transmission, LLC (Citizens), a subsidiary of Citizens Energy Corporation. For this payment, under the terms of the agreement with Citizens, SDG&E will provide Citizens with access to a segment of the Sunrise Powerlink transmission line known as the Border-East transmission line equal to 50 percent of the transfer capacity of this portion of the line for a period of 30 years. After the 30-year contract term, the transfer capability will revert to SDG&E. SDG&E will amortize deferred revenues from the use of the transfer capability over the 30-year term, and depreciation for 50 percent of the Border-East transmission line segment will be accelerated from an estimated 58-year life to 30 years.

Sempra Natural Gas

Additional consideration for a 2006 comprehensive legal settlement with the State of California to resolve the Continental Forge litigation included an agreement that, for a period of 18 years beginning in 2011, Sempra Natural Gas would sell to the California Utilities, subject to annual CPUC approval, up to 500 million cubic feet (MMcf) per day of regasified LNG from Sempra Mexico’s Energía Costa Azul facility that is not delivered or sold in Mexico at the California border index minus $0.02 per MMBtu. There are no specified minimums required, and to date, Sempra Natural Gas has not been required to deliver any natural gas pursuant to this agreement.

ENVIRONMENTAL ISSUES

Our operations are subject to federal, state and local environmental laws. We also are subject to regulations related to hazardous wastes, air and water quality, land use, solid waste disposal and the protection of wildlife. These laws and regulations require that we investigate and correct the effects of the release or disposal of materials at sites associated with our past and our present operations. These sites include those at which we have been identified as a Potentially Responsible Party (PRP) under the federal Superfund laws and similar state laws.

In addition, we are required to obtain numerous governmental permits, licenses and other approvals to construct facilities and operate our businesses. The related costs of environmental monitoring, pollution control equipment, cleanup costs, and emissions fees are significant. Increasing national and international concerns regarding global warming and mercury, carbon dioxide, nitrogen oxide and sulfur dioxide emissions could result in requirements for additional pollution control equipment or significant emissions fees or taxes that could adversely affect Sempra Natural Gas and Sempra Mexico. The California Utilities’ costs to operate their facilities in compliance with these laws and regulations generally have been recovered in customer rates.

We discuss environmental matters related to the natural gas leak at SoCalGas’ Aliso Canyon natural gas storage facility above under “Legal Proceedings – SoCalGas – Aliso Canyon Natural Gas Storage Facility Gas Leak.”

Other Environmental Issues

We generally capitalize the significant costs we incur to mitigate or prevent future environmental contamination or extend the life, increase the capacity, or improve the safety or efficiency of property used in current operations. The following table shows our capital expenditures (including construction work in progress) in order to comply with environmental laws and regulations:

CAPITAL EXPENDITURES FOR ENVIRONMENTAL ISSUES
(Dollars in millions)
	Years ended December 31,
	2015	2014	2013
Sempra Energy Consolidated(1)	$64	$45	$31
SDG&E	24	23	13
SoCalGas	39	21	15
(1)	In cases of non-wholly owned affiliates, includes only our share.

Fluctuations from 2014 to 2015 were primarily due to increased project activities during 2015, including PSEP-related projects at SoCalGas. Fluctuations from 2013 to 2014 were primarily due to increased project activities during 2014, including PSEP-related projects at both SDG&E and SoCalGas and the Aliso Canyon turbine replacement project at SoCalGas. We have not identified any significant environmental issues outside the United States.

At the California Utilities, costs that relate to current operations or an existing condition caused by past operations are generally recorded as a regulatory asset due to the probability that these costs will be recovered in rates.

The environmental issues currently facing us, except for those related to the Aliso Canyon natural gas leak as we discuss above under “Legal Proceedings – SoCalGas – Aliso Canyon Natural Gas Storage Facility Gas Leak,” or resolved during the last three years include (1) investigation and remediation of the California Utilities’ manufactured-gas sites, (2) cleanup of third-party waste-disposal sites used by the California Utilities at sites for which we have been identified as a PRP and (3) mitigation of damage to the marine environment caused by the cooling-water discharge from SONGS. The requirements for enhanced fish protection and restoration of 150 acres of coastal wetlands for the SONGS mitigation are in process and include a 150-acre artificial reef that was dedicated in 2008 and continues in process to meet California Coastal Commission (CCC) acceptance requirements. It is anticipated that the CCC will require expansion of the reef, as the existing reef may be too small to consistently meet the performance standard. The table below shows the status at December 31, 2015, of the California Utilities’ manufactured-gas sites and the third-party waste-disposal sites for which we have been identified as a PRP:

STATUS OF ENVIRONMENTAL SITES

	# Sites	# Sites
	completed(1)	in process
SDG&E:
Manufactured-gas sites	3	―
Third-party waste-disposal sites	2	1
SoCalGas:
Manufactured-gas sites	39	3
Third-party waste-disposal sites	5	2
(1)	There may be on-going compliance obligations for completed sites, such as regular inspections, adherence to land use covenants and water quality monitoring.

We record environmental liabilities at undiscounted amounts when our liability is probable and the costs can be reasonably estimated. In many cases, however, investigations are not yet at a stage where we can determine whether we are liable or, if the liability is probable, to reasonably estimate the amount or range of amounts of the costs. Estimates of our liability are further subject to uncertainties such as the nature and extent of site contamination, evolving cleanup standards and imprecise engineering evaluations. We review our accruals periodically and, as investigations and cleanups proceed, we make adjustments as necessary. The following table shows our accrued liabilities for environmental matters at December 31, 2015:

ACCRUED LIABILITIES FOR ENVIRONMENTAL MATTERS
(Dollars in millions)
		Waste	Former fossil-	Other
	Manufactured-	disposal	fueled power	hazardous
	gas sites	sites (PRP)(1)	plants	waste sites	Total(2)
SDG&E(3)	$ ―	$0.9	$0.7	$0.5	$2.1
SoCalGas(4)	23.1	2.0	―	―	25.1
Other	1.8	1.1	―	15.0	17.9
Total Sempra Energy	$24.9	$4.0	$0.7	$15.5	$45.1
(1)	Sites for which we have been identified as a Potentially Responsible Party.
(2)	Sempra Energy, SDG&E and SoCalGas have accrued $45 million, $2 million and $25 million, respectively, for environmental liabilities as of December 31, 2015. Of these amounts, $24 million, $1 million and $6 million were classified as current liabilities, and $21 million, $1 million and $19 million were classified as noncurrent liabilities on Sempra Energy’s, SDG&E’s and SoCalGas’ Consolidated Balance Sheets, respectively.
(3)	Does not include SDG&E’s liability for SONGS marine mitigation.
(4)	Does not include any SoCalGas accrued liabilities for environmental matters for the natural gas leak at the Aliso Canyon facility. We discuss matters related to the leak above under "Legal Proceedings – SoCalGas – Aliso Canyon Natural Gas Storage Facility Gas Leak."

We expect to pay the majority of these accruals over the next three years. In connection with the issuance of operating permits, SDG&E and the other owners of SONGS previously reached an agreement with the CCC to mitigate the damage to the marine environment caused by the cooling-water discharge from SONGS during its operation. SONGS’ early retirement, described in Note 13, does not reduce SDG&E’s mitigation obligation. At December 31, 2015, SDG&E’s share of the estimated mitigation costs remaining to be spent through 2050 is $14 million, which is recoverable in rates and included in Deferred Credits and Other Liabilities on Sempra Energy’s and SDG&E’s Consolidated Balance Sheets.

We discuss renewable energy requirements in Note 14 and greenhouse gas regulation in Note 1.

NUCLEAR INSURANCE

SDG&E and the other owners of SONGS have insurance to cover claims from nuclear liability incidents arising at SONGS. This insurance provides $375 million in coverage limits, the maximum amount available, including coverage for acts of terrorism. In addition, the Price-Anderson Act provides for up to $13.2 billion of secondary financial protection (SFP). If a nuclear liability loss occurring at any U.S. licensed/commercial reactor exceeds the $375 million insurance limit, all nuclear reactor owners could be required to contribute to the SFP. SDG&E’s contribution would be up to $50.93 million. This amount is subject to an annual maximum of $7.6 million, unless a default occurs by any other SONGS owner. If the SFP is insufficient to cover the liability loss, SDG&E could be subject to an additional assessment.

The SONGS owners, including SDG&E, also have $2.75 billion of nuclear property, decontamination, and debris removal insurance, subject to a $2.5 million deductible for “each and every loss.” This insurance coverage is provided through Nuclear Electric Insurance Limited (NEIL). The NEIL policies have specific exclusions and limitations that can result in reduced or eliminated coverage. Insured members as a group are subject to retrospective premium assessments to cover losses sustained by NEIL under all issued policies. SDG&E could be assessed up to $9.7 million of retrospective premiums based on overall member claims. See Note 13 under “Settlement with NEIL” for discussion of an agreement between the SONGS co-owners and NEIL to settle all claims under the NEIL policies associated with the SONGS outage.

The nuclear property insurance program includes an industry aggregate loss limit for non-certified acts of terrorism (as defined by the Terrorism Risk Insurance Act). The industry aggregate loss limit for property claims arising from non-certified acts of terrorism is $3.24 billion. This is the maximum amount that will be paid to insured members who suffer losses or damages from these non-certified terrorist acts.

U.S. DEPARTMENT OF ENERGY (DOE) NUCLEAR FUEL DISPOSAL

The Nuclear Waste Policy Act of 1982 made the DOE responsible for the disposal of spent nuclear fuel. However, it is uncertain when the DOE will begin accepting spent nuclear fuel from SONGS. This delay will lead to increased costs for spent fuel storage. SDG&E will seek recovery for these costs from the appropriate sources, including, but not limited to, SDG&E’s Nuclear Decommissioning Trusts. SDG&E will also continue to support Edison in its pursuit of legal claims on behalf of the SONGS co-owners against the DOE for its failure to timely accept the spent nuclear fuel.

In October 2015, the CCC approved Edison’s application for the proposed expansion of an Independent Spent Fuel Storage Installation (ISFSI) at SONGS. The ISFSI is proposed to be installed beginning in 2016, fully loaded with spent fuel by 2020, and operated until 2049, when it is assumed that the DOE will have taken custody of all the SONGS spent fuel. The facility would then be decommissioned, and the site restored.

In June 2010, the United States Court of Federal Claims issued a decision granting Edison and the SONGS co-owners damages of approximately $142 million to recover costs incurred through December 31, 2005 for the DOE’s failure to meet its obligation to begin accepting spent nuclear fuel from SONGS. Edison received payment from the federal government in the amount of the damage award in November 2011. In January 2012, Edison refunded SDG&E $28 million for its respective share of the damage award paid. SDG&E recorded a $10 million reduction of nuclear power expenses, a $15 million reduction of its nuclear decommissioning balancing account and a $3 million reduction in nuclear plant. Edison, as operating agent, filed a lawsuit against the DOE in the Court of Federal Claims in December 2011 seeking damages of $98 million for the period from January 1, 2006 to December 31, 2010 for the DOE’s failure to meet its obligation to begin accepting spent nuclear fuel. In September 2014, Edison updated the claim to include another $84 million for costs incurred from January 2011 to December 2013.

CONCENTRATION OF CREDIT RISK

We maintain credit policies and systems to manage our overall credit risk. These policies include an evaluation of potential counterparties’ financial condition and an assignment of credit limits. These credit limits are established based on risk and return considerations under terms customarily available in the industry. We grant credit to utility customers and counterparties, substantially all of whom are located in our service territory, which covers most of Southern California and a portion of central California for SoCalGas, and all of San Diego County and an adjacent portion of Orange County for SDG&E. We also grant credit to utility customers and counterparties of our other companies providing natural gas or electric services in Mexico, Chile, Peru, southwest Alabama, and Hattiesburg, Mississippi.

When they become operational, projects owned or partially owned by Sempra Natural Gas, Sempra Renewables, Sempra South American Utilities and Sempra Mexico place significant reliance on the ability of their suppliers and customers to perform on long-term agreements and on our ability to enforce contract terms in the event of nonperformance. We consider many factors, including the negotiation of supplier and customer agreements, when we evaluate and approve development projects.